EXHIBIT 10.15

                             TERMINATION AGREEMENT

              THIS TERMINATION AGREEMENT, dated November 29, 1995 (this "Amendment"), is entered into by and among READING & BATES CORPORATION, a Delaware corporation ("RBC"), READING & BATES DRILLING CO., an Oklahoma corporation ("RBD"), READING & BATES EXPLORATION CO., an Oklahoma corporation ("RBX"), READING AND BATES, INC., an Oklahoma corporation ("RBI"), READING AND BATES BORNEO DRILLING CO., LTD., an Oklahoma corporation ("RBB"), READING & BATES (A) PTY. LTD., a company incorporated under the laws of the state of Western Australia, Commonwealth of Australia ("RBA") (RBC, RBD, RBX, RBI, RBB and RBA being referred to collectively as the "Borrowers" and individually as a "Borrower"), and INTERNATIONALE NEDERLANDEN BANK, N.V., a company incorporated under the laws of the Netherlands, formerly known as NMB POSTBANK GROEP N.V. (the "Lender").

                              W I T N E S S E T H:

              WHEREAS, the Borrowers and the Lender are parties to a certain Amended and Restated Credit Facility Agreement dated as of April 27, 1995, as amended (as so amended, the "Credit Agreement"), all terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement;

              WHEREAS,  the  Borrowers  desire  to  repay  Facility   C  and
  terminate Facility D and Facility E, and obtain the release of all collateral granted under and pursuant to the Credit Agreement; and

              WHEREAS, the Borrowers and the Lender have agreed to terminate the Credit Agreement, all upon the terms and subject to the conditions and requirements acceptable to the Lender as set forth herein;

              NOW THEREFORE, for and in consideration of the mutual premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

        1. Termination of Credit Agreement. Effective the date first shown above, (i) Facility C is repaid in full, (ii) by separate Letter of Credit Wind-Down Agreement Lender has received a back-up standby letter of credit meeting the requirements of Sections 5.1(z) and 6.1(z) to secure Lender with respect to the Existing Facility D Letter of Credit and all Existing Facility E Letters of Credit, (iii) Lender has released or instructed the Trustee to release all collateral including the Notes, Mortgages, Assignments, Pledges and Pledge of Earnings Accounts, and (iv) the Credit Agreement is terminated by mutual agreement among the Lender and the Borrowers.

        2. Representations and Warranties. Borrowers, without limiting the representations and warranties provided in the Credit Agreement, represent and warrant to the Lender that the execution, delivery and performance by the Borrowers of this Agreement have been duly authorized by all necessary action on the part of each of the Borrowers and do not and will not (i) violate any provision of any Borrower's articles of incorporation, by-laws, or other organizational documents or any Applicable Law, or (ii) be in conflict with, result in a breach of, or constitute (following notice or lapse of time or both) a default under any material agreement to which any Borrower is a party or by which any Borrower or any of its property is bound.

        3. Expenses. The Borrowers agree to pay on demand all reasonable costs and expenses of the Lender in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities hereunder and thereunder.

        4. Conditions Precedent. This Agreement shall be effective upon receipt by the Lender of all of the following, each in form and substance satisfactory to the Lender:

              (a)   Fully executed counterparts of this Agreement.

              (b) Certified copies of the resolutions of the Boards of Directors of each of the Borrowers authorizing the execution and delivery by each of the Borrowers of this Agreement on behalf of each of the Borrowers, and all documents evidencing other necessary corporate action with respect to this Agreement.

              (c) Certificate of the Secretary or the Assistant Secretary of each Borrower certifying the names and true signatures of the officers of each Borrower authorized to sign this Agreement on behalf of such Borrower and the other documents or certificates to be executed by such Borrower pursuant to this Agreement.

              (d) Copies certified as of a recent date by the Secretary or the Assistant Secretary of each Borrower of its By-Laws.

              (e) A copy of each Borrower's Certificate of Incorporation certified by the Secretary of State of the state of incorporation within thirty (30) days from the date of this Agreement and certificates dated as of a recent date of the Secretary of State of the state of incorporation as to the existence and good standing of each Borrower.

              (f) An opinion of counsel to the Borrowers in form and substance acceptable to the Lender.

              (g)   All     orders,    consents,     approvals,    licenses,
        authorizations and validations of, filings, recordings and registrations with and exemptions by any Governmental Agency or any Person (other than any routine filings which may be required after the date hereof with appropriate governmental authorities in connection with the operation of the Rigs) required to (i) authorize the execution, delivery and performance by the Borrowers of this Agreement or (ii) prevent the execution, delivery and performance by the Borrowers of this Agreement from resulting in a breach of any of the terms and conditions of, or resulting in a breach of any of the terms or conditions of, or resulting in the imposition of any lien, charge or encumbrance upon any properties of the Borrowers pursuant to, or constituting a default (with due notice or lapse of time or both), if such breach, imposition or default would result in a materially adverse change in the financial position of the Borrowers, or resulting in an occurrence of any event for which any holder or holders of Indebtedness may declare the same due and payable under, any indenture, agreement, order, judgment or instrument under which any Borrower is a party (other than the Mortgage, the Pledges or the Assignments) or to the Borrowers' knowledge after due inquiry by which the Borrowers or their property may be bound or affected, or under the Certificates of Incorporation or By-Laws of the Borrowers, shall have been obtained or made.

              (h) Facility C shall have been repaid in full, the Lender shall have been provided a standby letter of credit meeting the requirements of Sections 5.1(z) and 6.1(z) with respect to the Existing Facility D Letter of Credit and all Existing Facility E Letters of Credit, pursuant to a separate Letter of Credit Wind-Down Agreement between Lender and the Borrowers and the Lender shall have received copies of all of the agreements executed in connection therewith in a form reasonably satisfactory to the Lender.

        5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-titles, and assigns.

        6.    Governing  Law.    THIS  AGREEMENT  SHALL BE  GOVERNED  BY AND
  CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING ANY PRINCIPLES REGARDING CONFLICTS OF LAWS THEREOF.

        7. Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

        8. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement through their authorized officers as of the date first above written.

                                      READING & BATES CORPORATION


                                      By:
                                            Name: T. W. Nagle
                                            Title: Executive Vice President,
                                                   Finance and Administration


                                      READING & BATES DRILLING CO.


                                      By:
                                           Name: T. W. Nagle
                                           Title: Vice President and Treasurer


                                      READING & BATES EXPLORATION CO.


                                      By:
                                           Name: T. W. Nagle
                                           Title: Vice President and Treasurer


                                      READING AND BATES, INC.

                                      By:
                                           Name:  T. W. Nagle
                                           Title: Vice President and Treasurer


                                      READING AND BATES BORNEO DRILLING
                                      CO., LTD.



                                      By:
                                           Name:  T. W. Nagle
                                           Title: Vice President and Treasurer


  THE COMMON SEAL OF                  READING & BATES (A) PTY. LTD.
  READING & BATES (A)
  PTY. LTD. was hereunto
  affixed by authority of
  the Board of Directors               By:
  in the presence of:                      Name:  T. W. Nagle
                                           Title: Vice President and Treasurer

  T. W. Nagle, Director



  W. K. Hillin, Secretary


                                      INTERNATIONALE NEDERLANDEN BANK, N.V.


                                      By:   ________________________
                                            Name:
                                            Title:



                      [SIGNATURE PAGE FOR TERMINATION AGREEMENT]